C.H. ROBINSON
WORLDWIDE, INC.

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

Earnings Conference Call – Second Quarter 2012 July 24, 2012 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO Angie Freeman, VP Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers;
changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the
U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; the impact of war on the economy; and other risks and uncertainties detailed in our
Annual and Quarterly Reports.
Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. All remarks made during our financial results conference call will be current at the time of the call and we undertake no obligation to update the replay.

Q2 2012 Results
2012 2011 % Change 2012 2011 % Change
Total revenues $2,955,714 $2,707,662 9.2% $5,507,828 $5,073,134 8.6%
Total net revenues $425,523 $417,866 1.8% $840,269 $808,207 4.0%
Income from operations $184,914 $180,095 2.7% $354,459 $336,810 5.2%
Net income $114,582 $111,023 3.2% $221,082 $208,051 6.3%
Earnings per share
(diluted)
$0.71 $0.67 6.0% $1.36 $1.26 7.9%
Three months ended June 30 Six months ended June 30
In thousands, except per share amounts

Transportation Results Q2 2012
•
Volume growth and pricing increases in most services.
•
Consolidated transportation net revenue margin declined in the quarter to 10-year low.
2012 2011 % Change 2012 2011 % Change
Total revenues $2,476,805 $2,269,036 9.2% $4,653,602 $4,260,058 9.2%
Total net revenues $369,006 $367,847 0.3% $736,222 $710,767 3.6%
Net revenue margin 14.9% 16.2% -8.1% 15.8% 16.7% -5.2%
Three months ended June 30 Six months ended June 30
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Q1 17.7% 17.8% 16.8% 17.4% 18.3% 20.2% 18.2% 22.6% 17.4% 17.2% 16.9%
Q2 16.1% 15.9% 15.4% 16.3% 17.1% 17.9% 15.4% 20.6% 15.8% 16.2% 14.9%
Q3 15.6% 16.0% 15.9% 16.3% 17.5% 18.0% 15.9% 19.8% 16.6% 16.4%
Q4 16.2% 15.8% 16.0% 15.7% 18.3% 17.7% 19.0% 18.3% 17.6% 16.3%

Truck Results Q2 2012
2012 2011 % Change 2012 2011 % Change
$312,638 $314,302 -0.5% $628,047 $608,802 3.2%
Three months ended June 30 Six months ended June 30
TRUCK NET REVENUES in thousands
Quarter Year to Date
Volume 10% 9%
Pricing * 1% 1%
Net revenue margin
TRUCKLOAD Quarter Year to Date
Volume 17% 15%
Pricing
Net revenue margin
LTL
Year over year change
Year over year change
*Excluding estimated impact of fuel
•
Strong Truckload volume growth offset by net revenue margin decline.
•
Truckload cost per mile increased faster than price per mile. Fuel not a factor in net revenue margin
•
Less-than-Truckload net revenue growth of approximately 12 percent driven primarily by volume growth, partially offset by decreased net revenue margin.
compression in the second quarter of 2012 compared to the second quarter of 2011.

Intermodal Results Q2 2012
•
Net revenue decline due to net revenue margin compression, partially offset by volume growth.
•
Net revenue margin decline due to changing mix of business and increased cost of capacity.
•
Investment in additional 500 containers primarily to replace older leased equipment. New containers will be put into service by the end of third quarter 2012. Owned containers continue to support new opportunities and stronger carrier relationships.
2012 2011 % Change 2012 2011 % Change
$10,019 $10,862 -7.8% $19,730 $20,462 -3.6%
Three months ended June 30 Six months ended June 30
INTERMODAL NET REVENUES  in thousands
Quarter Year to Date
Volume
Pricing
Net revenue margin
Year over year change

Ocean & Air Results Q2 2012
2012 2011 % Change 2012 2011 % Change
Ocean $16,958 $16,400 3.4% $32,719 $31,970 2.3%
Air $10,577 $11,435 -7.5% $19,450 $20,620 -5.7%
Three months ended June 30 Six months ended June 30
NET REVENUES  in thousands
Quarter Year to Date
Volume
Pricing
Net revenue margin
OCEAN
Quarter Year to Date
Volume
Pricing
Net revenue margin
AIR
Year over year change
Year over year change
•
Ocean net revenue growth due to increased pricing, partially offset by volume declines.
•
Air net revenue decline due to decreased pricing.  Air volumes increased and net revenue margin expanded.
•
Continued volatility in global forwarding marketplace.

Other Logistics Services Results Q2 2012
•
Other Logistics Services includes Transportation Management Services, Customs, Warehousing,
and Small Parcel.
•
Transportation Management and Customs primarily drove net revenue growth in the quarter.
•
Continued success with integrated, outsourced logistics arrangements is driving growth.
2012 2011 % Change 2012 2011 % Change
$18,814 $14,848 26.7% $36,276 $28,913 25.5%
Three months ended June 30
Six months ended June 30
NET REVENUES  in thousands

Sourcing Results Q2 2012
•
Sourcing net revenue growth driven by increased volumes and expanded net revenue margin.
•
Excluding Timco, which was acquired on September 26, 2011, we estimate Sourcing net revenues grew approximately 8% in the quarter.
•
Growth with large customers drove volume increases.
2012 2011 % Change 2012 2011 % Change
Total revenues $462,597 $423,536 9.2% $822,327 $783,564 4.9%
Total net revenues $40,205 $34,929 15.1% $72,148 $67,928 6.2%
Net revenue margin 8.7% 8.2% 5.4% 8.8% 8.7% 1.2%
Three months ended June 30 Six months ended June 30
SOURCING  in thousands

Payment Services Results Q2 2012
2012 2011 % Change 2012 2011 % Change
$16,312 $15,090 8.1% $31,899 $29,512 8.1%
Three months ended June 30 Six months ended June 30
PAYMENT SERVICES Net Revenues in thousands
Quarter Year to Date
Volume
Pricing
Year over year change
•
Net revenue growth due primarily to transaction volume increases.
•
Fuel services, MasterCard
®
, and permit services drove net revenue growth.

11
Summarized Income Statement
2012 2011 % Change 2012 2011 % Change
Total net revenues $425,523 $417,866 1.8% $840,269 $808,207 4.0%
Operating expenses:
Personnel expenses $177,184 $178,945 -1.0% $360,622 $354,054 1.9%
Percent of net revenues 41.6% 42.8% 42.9% 43.8%
Other operating expenses $63,425 $58,826 7.8% $125,188 $117,343 6.7%
Percent of net revenues 14.9% 14.1% 14.9% 14.5%
Total Operating expenses $240,609 $237,771 1.2% $485,810 $471,397 3.1%
Income from Operations $184,914 $180,095 2.7% $354,459 $336,810 5.2%
Percent of net revenues 43.5% 43.1% 42.2% 41.7%
Three months ended June 30 Six months ended June 30
•
For the quarter, operating expenses grew slower than net revenues.
•
Average headcount grew approximately 9%.
•
For the quarter, personnel expense decrease due to declines in incentive compensation plans that are based on growth in earnings.
•
Other operating expense growth driven primarily by increased travel and claims, partially offset by a decrease in provision for doubtful accounts.
In thousands

2012 2011 % Change 2012 2011 % Change
Net cash provided by
operating activities
$32,944 $26,241 25.5% $110,028 $78,854 39.5%
Capital expenditures, net $11,150 $10,155 9.8% $24,970 $19,785 26.2%
Three months ended June 30 Six months ended June 30
Quarter Year to Date
Shares repurchased 637,261 1,704,978
Average price per
share
$59.23 $63.19
Total cost of shares
repurchased
$37,743 $107,733
June 30, 2012
Cash & investments $240,627
Current assets $1,707,601
Total assets $2,239,999
Current liabilities $949,341
Stockholders’
investment
$1,278,190
Long term debt $0
CASH FLOW DATA
2012
BALANCE SHEET DATA REPURCHASES OF COMMON STOCK
Other Financial Information
In thousands, except share and per share amounts

Current Period Comments & Summary
•
July 1- 23, 2012:
•
North American Truckload volume growth per business day was approximately 11%
•
Total net revenue per business day declined approximately 1.5%
- Net revenue per business day July 1-23, 2012: approximately $6.7 million
- Net revenue per business day July 1-25, 2011: approximately $6.8 million
- Net revenue per business day Q3 2011: $6.6 million
•
The economic and freight environments continue to pose challenges.
•
We are adapting, taking market share and aggressively selling.
•
We continue to invest in our growth and competitive position.
•
Our scale and financial stability continue to be important advantages.

C.H. ROBINSON
WORLDWIDE, INC.

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved